UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 18, 2020

SOLENO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36593	77-0523891
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

203 Redwood Shores Pkwy, Suite 500

Redwood City, CA 94065

(Address of principal executive offices)

(650) 213-8444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, $0.001 par value	SLNO	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Named Executive Officer Compensation

On May 18, 2020, the Board of Directors of Soleno Therapeutics, Inc. (the “Company”), following a review of the Company’s executive compensation program by its Compensation Committee and recommendations, approved certain refresh equity awards for the Company’s Named Executive Officers as follows:

Name and Principal Position	Incentive Stock Option Award (shares subject to award) (1)
Anish Bhatnagar Chief Executive Officer	350,000

Kristen Yen Vice President of Clinical Operations	10,000

Patricia Hirano Vice President of Regulatory Affairs	35,000

(1)	One forty-eighth (1/48) of the shares shall vest on the first month anniversary of May 18, 2020, and one forty-eighth (1/48) of the total number of shares subject to the shares shall vest each month thereafter on the same day of the month, such that all of the shares will have vested as of the fourth anniversary of the Vesting Commencement Date, subject to the executive’s continued service on each such date.

ITEM 5.07	Results of Operations and Financial Conditions

On May 18, 2020, the Company held its 2020 Annual Meeting of Stockholders. Of the 44,690,977 shares of common stock outstanding as of April 8, 2020, the record date, 36,394,119 shares of common stock were represented at the meeting in person or by proxy, constituting approximately 81.44% of the outstanding shares of common stock entitled to vote and constituting a quorum for the transaction of business.

The stockholders of the Company voted on the following items at the Meeting:

1.	To elect two Class II directors to serve until the 2023 Annual Meeting of stockholders or until their respective successors are duly elected and qualified;

2.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020;

3.	To approve the Amendment to the Company’s 2014 Equity Incentive Plan;

4.	To approve, on any advisory basis, the compensation of the Named Executive Officers of the Company; and

5.	To approve, on any advisory basis, the frequency of stockholder votes on the compensation of the Named Executive Officers of the Company.

Proposal One – Election of Directors

The table below presents the voting results of the election of the two Class II directors to the Company’s Board of Directors by the Company’s stockholders:

Nominee	Votes For	Votes Withheld	Percent of Voted	Broker Non-Votes
Ernest Mario	30,475,424	1,090,374	96.5%	4,828,321
Birgitte Volck	31,515,181	50,617	99.8%	4,828,321

Proposal Two – Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,145,587	217,920	30,612	0

Proposal Three – Approval of Amendment to 2014 Equity Incentive Plan

The Company’s stockholders approved the Amendment to the 2014 Equity Incentive Plan by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,810,088	2,720,246	35,464	4,828,321

Proposal Four – Approval of Named Executive Compensation, on an Advisory Basis

The Company’s stockholders approved the Named Executive Officer compensation by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,475,014	54,744	36,040	4,828,321

Proposal Five – Approval of Frequency of Stockholder Votes on Named Executive Officer Compensation, on an Advisory Basis

The Company’s stockholders approved “every year” for the frequency of stockholder votes on Named Executive Officer compensation by the following votes:

Votes For Every 3 Years	Votes for Every 2 Years	Votes for Every 1 Years	Abstentions	Broker Non-Votes
5,201,831	43,951	26,306,040	13,976	4,828,321

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLENO THERAPEUTICS, INC.

Date: May 19, 2020

	By:	/s/ Anish Bhatnagar
Anish Bhatnagar
Chief Executive Officer